Exhibit 10.12
MODIFICATION, WAIVER AND CONSENT
     THIS MODIFICATION, WAIVER AND CONSENT, dated as of November 18, 2005 (this “Waiver and Consent”) made by and between CASA MUNRAS HOTEL PARTNERS, L.P., a California limited partnership (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION, successor-in-interest to State Street Bank and Trust Company, as Trustee under the Pooling and Servicing Agreement, dated as of October 1, 1998 (the “Pooling and Servicing Agreement”), for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-PS2 (together with its successors and/or assigns, the “Lender”). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Mortgage (as defined below) or in the Defeasance Pledge and Security Agreement of even date (the “Security Agreement”).
Recitals:
     A. On or about June 12, 1998, AMRESCO Capital, L.P., a Delaware limited partnership (“Original Lender”) advanced to Borrower the original principal amount of $7,000,000.00 (the “Loan”).
     B. The Loan is evidenced by that certain Fixed Rate Note [With Defeasance and Lockbox Provisions] dated as of June 12, 1998 from Borrower to Original Lender (the “Note”).
     C. The Loan and Note are secured by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 12, 1998, executed by Borrower, in favor of Original Lender (the “Mortgage”) granting to Original Lender, among other things, a lien on the real property described in said Mortgage (the “Real Property”). The Loan is further evidenced or secured by various other documents executed by Borrower and others in favor of Original Lender (together with the Note and Mortgage, the “Loan Documents”).
     D. Original Lender has assigned its right, title and interest in, to and under the Note, the Mortgage and the other Loan Documents to the Lender.
     E. Pursuant to the defeasance provisions of the Note, Borrower has requested that Lender release the lien of the Mortgage on the Real Property upon Borrower’s defeasance of the Loan (the “Defeasance”).
     F. Notwithstanding anything in the defeasance provisions of the Note, Borrower has requested that Lender waive the requirement that the Loan be defeased on a regularly scheduled payment date, and that Borrower provide not less than thirty (30) days prior written notice of the Defeasance.
     G. Notwithstanding anything in the defeasance provisions of the Note, Borrower has requested that Lender waive the requirement that Borrower pay all interest accrued and unpaid under the Note to and including the date of the Defeasance (the “Defeasance Closing Date”).

     H. Notwithstanding anything in the defeasance provisions of the Note, Borrower has requested that Lender waive the requirement that Borrower deposit with Lender the Defeasance Deposit (as such term is defined in the Note) in order that Lender may, as agent for Borrower, purchase direct, non-callable obligations of the United States of America for the Defeasance.
     I. Notwithstanding anything in the defeasance provisions of the Note, Borrower has requested that Lender waive the requirement that the release of lien as required in that Section be submitted by Borrower to Lender not less than thirty (30) days prior to the Defeasance Closing Date.
     J. Notwithstanding anything in the defeasance provisions of the Note, Borrower has requested that Lender waive the requirement that the Successor Borrower (as defined in the Note) shall not own any other assets or have any other liabilities or operate any other property.
     K. Notwithstanding anything in the defeasance provisions of the Note, Borrower has requested that Lender waive the requirement that Borrower shall direct that the payments received from the Defeasance Collateral (as such term is defined in the Note) shall be made directly to Lender.
     L. The Borrower has requested that the Lender waive compliance with the above-referenced requirements of the defeasance provisions of the Note.
A G R E E M E N T
     NOW THEREFORE, the parties hereto hereby acknowledge and agree as follows:
     1. The requirements in the defeasance provisions of the Note that the Loan be defeased on a regularly scheduled payment date, and that Borrower provide not less than thirty (30) days prior written notice of the Defeasance, hereby are waived.
     2. The requirement in the defeasance provisions of the Note that Borrower pay all interest accrued and unpaid under the Note to and including the Defeasance Closing Date hereby is waived. Interest accruing under the Note from November 1, 2005 through the Defeasance Closing Date will be paid on (along with the principal portion of the scheduled payment due on) December 1, 2005, from proceeds of the Securities and any other funds which will be deposited into the Pledged Collateral Account (as defined in the Security Agreement) on or prior to the Defeasance Closing Date.
     3. The requirement in the defeasance provisions of the Note that Borrower deposit with Lender the Defeasance Deposit (as such term is defined in the Note) in order that Lender may, as agent for Borrower, purchase direct, non-callable obligations of the United States of America for the Defeasance, hereby is waived. Rather than depositing the Defeasance Deposit with Lender, Borrower shall directly purchase, and shall pledge and assign to Lender all of Borrower’s right, title and interest in, the Securities and other collateral described in the Security Agreement.
     4. The requirement in the defeasance provisions of the Note that the release of lien as required in that Section be submitted by Borrower to Lender not less than thirty (30) days prior to the Defeasance Closing Date, hereby is waived. Instead Borrower shall submit to Lender a release of lien in a form appropriate in the applicable state in sufficient time to effectuate its execution prior to the Defeasance Closing Date.
     5. The requirement in the defeasance provisions of the Note, that the Successor Borrower (as defined in the Note) shall not own any other assets or have any other liabilities or operate any other property hereby is waived. Lender hereby consents to the Defeasance Collateral being held by a master successor borrower.
     6. The requirement in the defeasance provisions of the Note that Borrower shall direct that the payments received from the Defeasance Collateral (as such term is defined in the Note) shall be made directly to Lender, hereby is waived. Rather than such payments being made directly to Lender, they shall be made to the Intermediary, who will then make monthly Loan payments to Lender pursuant to the Account Agreement.
     7. All other requirements as set forth in the defeasance provisions of the Note shall remain in full force and effect. The execution and delivery of the Defeasance Documents by Lender shall be evidence of Borrower’s satisfaction of all such requirements of the defeasance section of the Note or Lender’s waiver thereof.
     8. Except for the specific waiver and consent set forth above, nothing herein shall be deemed to be a consent to or waiver or amendment of any covenant or agreement contained in the Loan Documents or any Defeasance Document, and all such other covenants and agreements contained in the Loan Documents and the Defeasance Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

     IN WITNESS WHEREOF, the Borrower and Lender have caused this Modification, Waiver and Consent to be duly executed and delivered as of the day and year first above written.

Borrower:

CASA MUNRAS HOTEL PARTNERS, L.P., a California limited partnership

By:	Casa Munras GP, LLC, a California limited liability company, its general partner

	By:	/s/ JOHN F. ROTHMAN

John F. Rothman
Managing Member
[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Lender:

U.S. BANK NATIONAL ASSOCIATION, successor-in-interest to State Street Bank and Trust Company, as Trustee under the Pooling and Servicing Agreement, dated as of October 1, 1998, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-PS2

By:	GMAC Commercial Mortgage Corporation, successor-in-interest to AMRESCO Services, L.P., as Servicer

	By:	/s/ JILLIAN M. BRITTIN

Name: Jillian M. Brittin
Title: Vice President